Exhibit 99.2

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN EXEMPTION THEREFROM.

THIS NOTE AND THE OBLIGATIONS AND INDEBTEDNESS EVIDENCED HEREBY MAY FROM TIME TO TIME BE SUBORDINATED TO THE SENIOR DEBT. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT THIS NOTE AND THE OBLIGATIONS AND INDEBTEDNESS EVIDENCED HEREBY SHALL BE SUBORDINATED IN ACCORDANCE WITH THE PROVISIONS OF ANY SUBORDINATION AGREEMENT, AND THE HOLDER ACCEPTS AND AGREES TO BE BOUND BY ANY SUCH SUBORDINATION AGREEMENT.

October 6, 2017

PROMISSORY NOTE

FOR VALUE RECEIVED TSS, INC., INNOVATIVE POWER SYSTEMS, INC., VTC, L.L.C., VORTECH, L.L.C., TOTAL SITE SOLUTIONS AZ, LLC and ALLETAG BUILDERS, INC., jointly and severally (the “Borrower”), promise to pay to GLEN IKEDA (the “Lender”), the principal sum of up to Three Hundred Thousand Dollars ($300,000), or so much thereof as may be outstanding under the Ikeda Loan (defined in the Loan Agreement (defined herein)) pursuant to the terms and conditions of the Loan Agreement (the “Principal Sum”) in accordance with the terms set forth herein.

Capitalized terms not otherwise defined herein (including terms set forth in the header hereto) shall have the meanings set forth in the Loan Agreement.

Unless sooner paid, the unpaid Principal Sum shall be due and payable in full on the Maturity Date. For the avoidance of doubt, the Principal Sum shall not bear interest.

All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds at such places as the Lender may from time to time designate in writing to the Borrower.

The Borrower may prepay the Principal Sum in whole or in part at any time without premium or penalty; provided, that if the Borrower shall prepay the Principal Sum in whole at any time prior to the 2-year anniversary of the date hereof, the total amount of such prepayment shall not exceed 95% of the total Principal Amount, and any remaining amount of the Principal Sum shall be fully and finally cancelled, extinguished, forgiven and terminated without further action of any party.

This Note is one of the “Notes” described in that certain Amended and Restated Loan Agreement dated as of July 19, 2017 by and among the Borrower and the Lenders party thereto (including the Lender) (as amended by that certain First Amendment of even date herewith and as otherwise amended, modified, restated, substituted, extended and renewed at any time and from time to time, the “Loan Agreement”). The Borrower agrees that the Lender, with respect to this Note, shall have the benefit of the provisions of the Loan Agreement that apply to the Loan Documents.

Upon the occurrence of any Event of Default, at the option of the Lender, all amounts payable by the Borrower to the Lender under the terms of this Note shall immediately become due and payable by the Borrower to the Lender by written demand from Lender to Borrower and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note and all applicable Laws.

This Note is secured by, among other things, Liens on and security interests in certain property of Borrower that have been granted to the Lender pursuant to the Loan Documents. Reference is hereby made to the Loan Documents for a description of the collateral securing this Note, the terms and conditions upon which such liens and security interests were granted and the rights of the holder of this Note in respect thereof.

The Borrower acknowledges and agrees that this Note shall be governed by the Laws of the State of Maryland.

THE BORROWER AND THE LENDER, BY ITS ACCEPTANCE HEREOF, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS NOTE AND/OR ANY OF THE OTHER LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY, AND VOLUNTARILY MADE BY THE BORROWER AND THE LENDER, AND EACH HEREBY REPRESENTS TO THE OTHER THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH OF THE BORROWER AND THE LENDER HEREBY FURTHER REPRESENT TO THE OTHER THAT IT HAS HAD THE OPPORTUNITY TO BE REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

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SIGNATURE PAGE TO PROMISSORY NOTE

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized representative as of the date first written above.

BORROWER:

TSS, INC.

By:  /s/ Anthony Angelini

Name: Anthony Angelini

Title: Chief Executive Officer and President

INNOVATIVE POWER SYSTEMS, INC.

By:  /s/ Anthony Angelini

Name: Anthony Angelini

Title: President

VTC, L.L.C.

By:  /s/ Anthony Angelini

Name: Anthony Angelini

Title: Chief Executive Officer

VORTECH, L.L.C.

By:  /s/ Anthony Angelini

Name: Anthony Angelini

Title: Chairman

TOTAL SITE SOLUTIONS AZ, LLC

By:  /s/ Anthony Angelini

Name: Anthony Angelini

Title: Manager

ALLETAG BUILDERS, INC.

By:  /s/ Anthony Angelini

Name: Anthony Angelini

Title: President